UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2004

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 West Chester Pike
West Chester, PA	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 7, 2004, the registrant issued a press release announcing that Judge Eugene Monaco retired from the registrant’s Board of Directors, effective September 1, 2004. Prior to his resignation, Judge Monaco served as an independent Class I Director on the registrant’s Board of Directors.

The press release issued by the registrant on September 7, 2004 also announced that, effective September 2, 2004, Michael J. Rosenthal has been appointed by the registrant’s Board of Directors to serve as a Class II Director in the vacancy created by the earlier resignation of Daniel L. Russell on July 10, 2004. This appointment by the remaining Board of Directors was based on the recommendation of its Nominating and Corporate Governance Committee. Mr. Rosenthal was recommended to the Nominating and Corporate Governance Committee by an existing member of the registrant’s Board of Directors, and has been determined by the registrant’s Board to be independent, as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards. Although Mr. Rosenthal does not serve on any committee of the Board of Directors of the registrant as of the date of this filing, he is being considered to serve on the Audit Committee of the registrant’s Board of Directors.

The press release issued by the registrant on September 7, 2004 also announced that, effective September 2, 2004, Richard J. Pinola has been appointed by the registrant’s Board of Directors to serve as a Class I Director in the vacancy created by the resignation of Eugene Monaco on September 1, 2004. This appointment by the remaining Board of Directors was based on the recommendation of its Nominating and Corporate Governance Committee. Mr. Pinola was recommended to the Nominating and Corporate Governance Committee by an existing member of the registrant’s Board of Directors, and has been determined by the registrant’s Board to be independent, as independence is currently defined in Rule 4200(a)(15) of the NASDAQ listing standards. Although Mr. Pinola does not serve on any committee of the Board of Directors of the registrant as of the date of this filing, he is being considered to serve on the Compensation Committee of the registrant’s Board of Directors.

The press release issued by the registrant on September 7, 2004 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events.

On September 7, 2004, the registrant issued a press release announcing certain changes in its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Exhibits.

Exhibit 99.1	Press Release issued on September 7, 2004 announcing certain changes in the registrant’s Board of Directors.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBEL LEARNING COMMUNITIES, INC.

Date: September 7, 2004	By:	/s/ George H. Bernstein
George H. Bernstein
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Press Release issued on September 7, 2004 announcing certain changes in the registrant’s Board of Directors.